Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments And Contingencies
Commitments and Contingencies

15. Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 65 vessels as at December 31, 2022 is as follows:

Amount
December 31, 2023	$596,321
December 31, 2024	496,107
December 31, 2025	305,174
December 31, 2026	238,269
Thereafter	307,729
Total minimum lease revenue, net of address commissions	$1,943,600